EXHIBIT 10.1

                            DEBT CONVERSION AGREEMENT

          This Debt Conversion Agreement (the "AGREEMENT") is made effective as of 17 August 1995 by and between Michael F. Eichner ("EICHNER") and ALPNET, Inc., a Utah corporation ("ALPNET" or the "COMPANY").

                                R E C I T A L S:

          A. ALPNET has heretofore issued in favor of Eichner a promissory note in the principal amount of SFr300,000, dated 18 September 1992, a copy of which note is attached hereto as Exhibit "A" (the "NOTE").

          B. As of 17 August 1995, the entire principal balance of the Note remains unpaid; accrued interest has been paid in full to and including 17 August 1995.

          C. In conjunction with ALPNET issuing the Note in favor of Eichner, ALPNET granted Eichner a security interest (the "SECURITY INTEREST") in certain assets of ALPNET as more fully set forth on Exhibit A to Form UCC-1 Financing Statement dated 18 September 1992, a copy of which UCC-1 is attached hereto as Exhibit "B" (the "UCC-1").

          D. The UCC-1 was filed with the state of Utah on 18 September 1992 as UCC File #336426 and is scheduled to expire on 18 September 1997.

          E. Eichner desires to (i) convert all of the principal balance of the debt evidenced by the Note, in the amount of SFr300,000 into "ALPNET Preferred Stock" (as herein defined) and (ii) terminate the Security Interest as evidenced by the UCC-1, and ALPNET desires to issue to Eichner such ALPNET Preferred Stock and have the Security Interest terminated, all on the terms and conditions as herein set forth.

          NOW, THEREFORE, for and in consideration of the mutual promises and other consideration herein set forth, it is agreed by the parties as follows:

                               A G R E E M E N T:

     1.  CONVERSION OF NOTE TO EQUITY; TERMS OF CONVERSION.

          a.  CONVERSION PREFERRED SHARES; NUMBER; PRICE.

               (1) Contemporaneously herewith, ALPNET shall deliver to Eichner 87,339 newly issued shares of ALPNET Preferred Stock, (the "CONVERSION PREFERRED SHARES"). It is understood and agreed that the total number of Conversion Preferred Shares has been determined by dividing the principal amount of the Note converted to equity, SFr300,000 (U.S. $245,640), by the conversion per share price of $0.3125, and by dividing that quotient by the conversion ratio of 9 to 1.

               (2) Delivery of the Conversion Preferred Shares to Eichner shall constitute payment in full satisfaction of the total amount due on the Note in the amount of SFr300,000 (U.S. $245,640). Contemporaneously herewith, Eichner shall surrender and deliver to ALPNET the original Note for cancellation.

               (3) The term "ALPNET PREFERRED STOCK" for purposes of this Agreement shall mean ALPNET $2.81 convertible, voting, non-cumulative 10% preferred stock, series D, without par value, in the form attached hereto as Exhibit "C."

               (4)  The  term  "ALPNET  COMMON   STOCK"  for  purposes  of  this
Agreement shall mean ALPNET common, voting, no par value stock.

          b.  ALPNET PREFERRED STOCK.

               (1) ENTIRE ADJUSTMENTS. In case ALPNET shall at any time (i) subdivide its outstanding shares of ALPNET Common Stock into a greater number of shares or (ii) pay a dividend in shares of ALPNET Common Stock or make a distribution in shares of ALPNET Common Stock, the conversion of Conversion Preferred Shares into ALPNET Common Stock shall be proportionately increased, and, conversely, in case the outstanding shares of the ALPNET Common Stock shall be combined into a smaller number of shares, the conversion of the Conversion Preferred Shares into ALPNET Common Stock shall be proportionately decreased.

In case of any classification, reclassification, or other reorganization of the capital stock of ALPNET, or in case of the consolidation or merger of ALPNET with or into another corporation, or the conveyance to another corporation of all or any major portion of the assets of ALPNET, then, as part of such classification, reclassification, reorganization, consolidation, merger, or conveyance, adequate provision shall be made whereby Eichner upon the conversion of the Conversion Preferred Shares into ALPNET Common Stock shall be entitled to receive on the same basis and conditions as holders of ALPNET Common Stock, the stock, securities or other property which Eichner would have been entitled to receive upon such classification, reclassification or other reorganization, consolidation, merger or conveyance, if Eichner had converted the Conversion Preferred Shares immediately prior to such classification, reclassification or other reorganization, consolidation, merger or conveyance; and, in any such case, appropriate provision shall be made with respect to the rights and interests of Eichner to the end that the provisions hereof (including, without limitation, provisions for adjustment of the number of shares deliverable upon the conversion of the Conversion Preferred Shares into ALPNET Common Stock) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or other property thereafter deliverable upon the conversion of the Conversion Preferred Shares into ALPNET Common Stock; and, as a condition of any such consolidation, merger, or conveyance, any corporation which shall become successor to ALPNET by reason of such consolidation, merger or conveyance shall expressly assume the obligation to deliver, upon the conversion of the Conversion Preferred Shares into ALPNET Common Stock, such shares of stock, securities or other consideration as Eichner shall be entitled to receive pursuant to the provisions hereof. The foregoing provisions shall similarly apply to successive classifications, reclassifications, or other reorganizations and to successive consolidations, mergers, and conveyances of or by any such successor.

          c.  RESTRICTIONS.

               (1) The Conversion Preferred Shares shall bear a restrictive legend (the "RESTRICTIVE LEGEND") that is substantially in the following form:


     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAWS IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION FOR NON-PUBLIC OFFERINGS. THIS SECURITY MAY NOT BE SOLD OR TRANSFERRED UNLESS IT IS REGISTERED UNDER THE ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR UNLESS THE ISSUER RECEIVES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.


               (2) Eichner does hereby represent and warrant to ALPNET that all shares and securities acquired or to be acquired by Eichner hereunder are being acquired for investment purposes only, for his own account and not with a view to resale or redistribution.

          d.  REGISTRATION.

               (1) ALPNET does hereby agree to register with the United States Securities and Exchange Commission (the "S.E.C.") and to qualify under any applicable Blue Sky or other state securities laws, from time to time, the offer and sale by Eichner of ALPNET Common Stock issued, from time to time, as a result of the conversion of the Conversion Preferred Shares. Any registrations and qualifications provided for herein shall be accomplished within 90 days after ALPNET files its next annual Form 10-K report with the S.E.C. following the conversion of the Conversion Preferred Shares into ALPNET Common Stock; provided, however, that ALPNET shall not be required to register and/or qualify fewer than 200,000 shares in any one registration and/or qualification.

               (2) All expenses incurred in connection with any registration or qualification pursuant to this Paragraph 1.d., including, without limitation, all registration, filing, and qualification fees, printing expenses, fees and disbursements of counsel for ALPNET, and expenses of any special audits incidental to or required by such registration, shall be borne by ALPNET.

               (3) In the case of each registration and qualification effected by ALPNET pursuant to this Paragraph 1.d., ALPNET will keep Eichner advised in writing as to the initiation of each such registration and qualification and as to the completion thereof. At its expense ALPNET will:

                    (a) Keep such registration and qualification effective for a period of 120 days (or for successive 12-month periods, as necessary, for preregistrations), or until the distribution described in the registration statement relating thereto has been completed, whichever first occurs; and

                    (b) Furnish such number of prospectuses and other documents incident thereto as Eichner from time to time may reasonably request.

               (4) ALPNET will indemnify Eichner with respect to any registration and qualification effected pursuant to this Paragraph 1.d. against all claims, losses, damages, and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration or qualification, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by ALPNET of any rule or regulation promulgated under the Securities Act of 1933, as amended (the "SECURITIES ACT"), or any state securities law applicable to ALPNET and relating to action or inaction required of ALPNET in connection with any such registration or qualification, and will reimburse Eichner for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, provided that ALPNET will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to ALPNET by an instrument duly executed by Eichner specifically for use therein.

Eichner will indemnify ALPNET, each of its directors and officers who sign such registration statement, and each person who controls ALPNET within the meaning of the Securities Act, with respect to any registration and qualification effected pursuant to this Paragraph 1.d., against all claims, losses, damages, and liabilities (or actions in respect thereof) arising out of or based on any untrue statement of a material fact contained in any registration statement, prospectus, offering circular or other document incident to any such registration or qualification or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse ALPNET, and such other directors, officers or other persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement or omission is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to ALPNET by an instrument duly executed by Eichner specifically for use therein.

Each party entitled to indemnification under this Paragraph 1.d.(4) (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying party of its obligations under this paragraph. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

               (5) Eichner shall furnish to ALPNET such written information relating to him and the distribution proposed by him as ALPNET may request in writing and as shall be required in connection with any registration or qualification referred to in this Paragraph 1.d.

          e. RESERVATION OF SHARES. There have been reserved, and ALPNET shall at all times keep reserved, out of its authorized and unissued ALPNET Common Stock a number of shares of ALPNET Common Stock sufficient to provide for the exercise of the rights of purchase represented by the conversion of the issued and outstanding ALPNET Preferred Stock. The transfer agent for the ALPNET Common Stock (the "TRANSFER AGENT") and every subsequent transfer agent for any shares of ALPNET's capital stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be requisite for such purpose. ALPNET will keep a copy of this Agreement on file with the Transfer Agent and with every subsequent transfer agent for any shares of ALPNET's capital stock issuable upon the conversion of the Conversion Preferred Shares into ALPNET Common Stock.

     2. REPRESENTATIONS AND WARRANTIES BY THE COMPANY. The Company hereby represents and warrants to Eichner that on and as of the date hereof:

          a. DUE INCORPORATION AND STANDING. The Company is duly incorporated and validly existing in good standing under the laws of the state of Utah, with full corporate power to own its properties and conduct its business as currently conducted. The Company is not qualified, nor to its knowledge is it required under applicable local law to be qualified, to do business in any other jurisdiction.

          b. AUTHORIZATION. The execution, delivery and performance of this Agreement and each of the transactions contemplated hereby have been duly and validly authorized by the board of directors of the Company, and the Company has taken all other necessary corporate action to authorize and approve this Agreement and the consummation of the transactions contemplated hereby.

          c.  RESTRICTED  SECURITIES.  The  securities  issued or  to  be issued under  this  Agreement will  be issued  as  restricted securities  in  a private offering pursuant to an exemption from registration therefor under the Securities Act.

          d. MATERIAL CONTRACTS. The Company is not in violation of any material provision of any material contract or agreement to which the Company is a party, by which it is bound or to which its property is subject (collectively the "MATERIAL CONTRACTS").

          e. ABSENCE OF CONFLICT. The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby do not conflict with or breach any provision of the articles of incorporation or bylaws of the Company or of any Material Contract, and the Company does not know of any breach of its articles of incorporation.

          f. LITIGATION. There are no existing or pending, and the Company does not know of any threatened, material claims of any kind or any actions, suits, proceedings or investigations against (i) the Company, (ii) any director, officer, agent or employee of the Company, in his or her business capacity as such, or (iii) the business or properties of the Company.

          g. AUTHORIZED CAPITAL. The Company is authorized to issue 40,000,000 shares of ALPNET Common Stock, of which 15,562,223 shares are issued and outstanding. The Company is authorized to issue 2,000,000 shares of preferred stock (in different series, as authorized by the Company's board of directors, from time to time), of which 459,411 shares of Series B Preferred Stock and 584,257 shares of Series C Preferred Stock are presently issued and outstanding. The Company currently has no warrants issued or outstanding. The Company has reserved 1,200,000 shares of Common Stock for issuance under employee stock option plans, of which approximately 690,000 shares are presently subject to outstanding options which have not been exercised. There are no other shares of the Company's capital stock issued and outstanding except as set forth above, nor are there outstanding (i) any other securities convertible into or exchangeable for any of the Company's capital stock or (ii) any other rights to purchase or subscribe for capital stock, or securities convertible into or exchangeable for capital stock, of the Company.

     3.   MISCELLANEOUS PROVISIONS.

          a. NOTICES. Notice required by this Agreement shall be given in writing sent by U.S. Mail, Federal Express (or equivalent courier service) or facsimile telecopy addressed as follows (or to such other address subsequently provided in writing by such party):

          Eichner:       Ashurstwoodhouse Hammerwood Rd.
                         Ashurstwood
                         Sussex, U.K.  RH193RX

                         Fax No. 011-44-34-282-3755

          ALPNET:        4444 South 700 East, #200
                         Salt Lake City, UT  84107-3075
                         Fax No. (801) 265-3310


          b. ASSIGNMENT. Except as herein provided, this Agreement may not be assigned by either party without the written consent of the other party first had and obtained.

          c. ENTIRE AGREEMENT. The parties acknowledge that this Agreement and the instruments referred to herein contain their entire understanding with respect to the specific matters referred to herein and supersede all prior understandings, correspondence, memoranda, representations, negotiations, letters of intent or other prior agreements with respect thereto and that this Agreement may not be amended or modified except by a written instrument signed by all parties affected thereby.

          d. APPLICABLE LAW. It is understood and agreed that the laws of the state of Utah shall apply to all aspects of this transaction which may relate to the issuance, purchase, sale or transfer of securities. As to all other aspects of this transaction, the substantive laws of the United Kingdom (or at the sole option of Eichner, the laws of the state of Utah) shall govern the construction and interpretation of this Agreement and the rights and remedies of the parties. In that regard, the parties expressly submit themselves to the jurisdiction of Utah state courts and/or the United States District Court for the District of Utah, Central Division (if Eichner elects Utah law), in any action or proceeding arising out of this Agreement.

          e. WAIVER. No waiver of any breach or default by any party to this Agreement shall be considered to be a waiver of any other breach or default.

          f. SEVERABILITY. Whenever possible, each provision of this Agreement and every related document shall be interpreted in such manner as to be valid under applicable law; however, if any provision of any of the foregoing is invalid or prohibited under applicable law, then such provision shall be ineffective to the extent of such invalidity or prohibition without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          g. COUNTERPARTS. For the convenience of the parties, this Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument. The counterparts are in all respects identical, and each of the counterparts shall be deemed to be complete in itself so that any one may be introduced in evidence or used for any other purpose without the production of the other counterparts. This Agreement shall be effective when one or more of such counterparts has been executed by each party and delivered. If a party receives a facsimile transmission of this Agreement from another party, which transmission bears the signature of the other party, then it shall be deemed that (a) the Agreement that is sent by facsimile transmission conforms to the original, (b) the original Agreement bears a genuine signature of the other party, and (c) the Agreement has been delivered by the other party. In such event, the other party shall send an original of the Agreement to the receiving party by regular mail.

          h. AUTHORIZATION. Each individual executing this Agreement does thereby represent and warrant to any other individual so signing (and to each other entity for which another individual is signing) that the individual has been duly authorized to deliver this Agreement in the capacity and for the entity that is set forth where he signs.

          i. COSTS AND ATTORNEYS' FEES. In the event that either party shall be required to engage legal counsel to enforce the provisions of this Agreement, the prevailing party shall be entitled to recover all cost and expenses, including reasonable attorneys' fees, whether suit be instituted or not.

     IN WITNESS WHEREOF, the parties have signed this Agreement effective as of the day and year first set forth above.




                                     \s\  Michael F. Eichner
                                     MICHAEL F.EICHNER



                                   ALPNET, INC.

                                   By:  \s\ Thomas F. Seal
                                        THOMAS F. SEAL
                                        President
ATTEST:

 \s\ D. Kerry Stubbs
 D. KERRY STUBBS
 Secretary


                              Schedule of Exhibits
                                       to
                            Debt Conversion Agreement

                                                  Referred to in
Exhibit        Description                           Paragraph


Exhibit A      SFr300,000 Promissory Note,               A
               dated 18 September 1992

Exhibit B      UCC-1 Financing Statement,                C
               dated 18 September 1992

Exhibit C      Form of ALPNET Preferred Stock
               Certificate                             1(a)(3)